UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): May 3, 2006
UNITED HERITAGE BANKSHARES OF FLORIDA, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

04-3691059
(Commission File Number)	(IRS Employer Identification No.)

1411 Edgewater Drive, Suite 100, Orlando, Florida	32804
(Address of Principal Executive Offices)	(Zip code)
407-712-6151
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and financial condition
Ex-99.1 Quarterly Stock Mailing

Section 2 – Financial Information
Item 2.02 Results of Operations and financial condition
On May 3, 2006, United Heritage Bankshares of Florida, Inc mailed to its stockholders the statement containing information of the results of operations and financial condition for the first quarter ending March 31, 2006.

Exhibit No.	Exhibit

99.1	Quarterly Stockholder mailing as of March 31, 2006